Exhibit 99.1

PRESS RELEASE

Clorox Divests its Operations in Argentina, Uruguay and Paraguay

 Sale advances Clorox’s IGNITE strategy to evolve its portfolio for long term profitable growth

OAKLAND, Calif., March 21, 2024 — The Clorox Company (NYSE: CLX) (the “company” or “Clorox”) today announced the sale of certain wholly owned subsidiaries (collectively, “Clorox Argentina”), with operations in Argentina, Uruguay and Paraguay, to Apex Capital, a private equity fund associated with Grupo Mariposa, a 139-year old food and beverage company with operations in 16 countries, and an investment group led by Diego Barral, former senior vice president and general manager of International at Clorox. Financial terms were not disclosed.

The transaction included Clorox Argentina’s two production plants, as well as rights to certain Clorox brands in Argentina, Uruguay and Paraguay and shared intellectual property across those brands. The transaction does not include Clorox’s Latin America research and development and corporate hubs, which will remain in Argentina to support Clorox’s ongoing operations in other Latin American markets and provide transitional services to Clorox Argentina under its new ownership. Clorox Argentina’s employees, including all production staff, will remain employed by Clorox Argentina (to be renamed and operate under the name of “Grupo Ayudin”) except for employees dedicated to the R&D and corporate hubs, who will remain with Clorox under a new corporate structure in Argentina.

“This transaction supports our IGNITE strategy and our commitment to evolve our portfolio to increase our focus on our core business to drive more consistent, profitable growth,” said Chair and CEO Linda Rendle. “I would like to thank our teammates in Argentina for effectively managing the business in this dynamic operating environment. The new owners share our values and bring proven local operating experience and we believe their focus on maximizing the potential of the business will position it to deliver continued growth that benefits consumers and employees.”

Clorox Argentina represents approximately 2% of the company’s fiscal year 2024 net sales outlook provided in the most recent February 2024 earnings release. As a result of this transaction, the company will incur a one-time, after-tax charge of approximately $233 million in the third quarter of fiscal year 2024 (or approximately a $1.87 reduction to earnings per share). The vast majority of this charge is driven by the non-cash release of approximately $222 million of accumulated currency translation previously recorded in equity. This transaction is expected to reduce the company’s fiscal year 2024 net sales growth by approximately half a point and adjusted earnings per share by $0.00 to $0.02 cents. The company is not otherwise reiterating any prior guidance.

About The Clorox Company
The Clorox Company (NYSE: CLX) champions people to be well and thrive every single day. Its trusted brands, which include Brita®, Burt’s Bees®, Clorox®, Fresh Step®, Glad®, Hidden Valley®, Kingsford®, Liquid-Plumr®, Pine-Sol® and Natural Vitality®, can be found in about nine of 10 U.S. homes and internationally with brands such as Ayudin®, Clorinda®, Chux® and Poett®. Headquartered in Oakland, California, since 1913, Clorox was one of the first in the U.S. to integrate ESG into its business reporting. In 2024 the company was ranked No. 1 on Barron’s 100 Most Sustainable Companies list for the second consecutive year. Visit thecloroxcompany.com to learn more.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements regarding the expected or potential impact of the company’s operational disruption stemming from a cyberattack, and any such forward-looking statements involve risks, assumptions and uncertainties. Except for historical information, statements about future volumes, sales, organic sales growth, foreign currencies, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, foreign currency exchange rates, tax rates, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations, are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, and in the company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, and as updated from time to time in the company’s Securities and Exchange Commission filings. These factors include, but are not limited to: our recovery from the cyberattack, unfavorable general economic and geopolitical conditions beyond our control, including supply chain disruptions, labor shortages, wage pressures, rising inflation, the interest rate environment, fuel and energy costs, foreign currency exchange rate fluctuations, weather events or natural disasters, disease outbreaks or pandemics, such as COVID-19, terrorism, and unstable geopolitical conditions, including ongoing conflicts in the Middle East and Ukraine and rising tensions between China and Taiwan, as well as macroeconomic and geopolitical volatility and uncertainty as a result of a number of these and other factors, including actual and potential shifts between the U.S. and its trading partners, especially China; volatility and increases in the costs of raw materials, energy, transportation, labor and other necessary supplies or services; the impact of the changing retail environment, including the growth of alternative retail channels and business models, and changing consumer preferences; the ability of the company to drive sales growth, increase prices and market share, grow its product categories and manage favorable product and geographic mix; risks related to supply chain issues, product shortages and disruptions to the business, as a result of increased supply chain dependencies due to an expanded supplier network and a reliance on certain single-source suppliers; intense competition in the company’s markets; the ability of the company to implement and generate cost savings and efficiencies, and successfully implement its transformational initiatives or strategies, including achieving anticipated benefits and cost savings from the implementation of the streamlined operating model and digital capabilities and productivity enhancements; dependence on key customers and risks related to customer consolidation and ordering patterns; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity; risks related to international operations and international trade, including changing macroeconomic conditions as a result of inflation, volatile commodity prices and increases in raw and packaging materials prices, labor, energy and logistics; global economic or political instability; foreign currency fluctuations, such as devaluations, and foreign currency exchange rate controls; changes in governmental policies, including trade, travel or immigration restrictions, new or additional tariffs, and price or other controls; labor claims and civil unrest; continued high levels of inflation in Argentina; risks relating to acquisitions, new ventures and divestitures, and associated costs, including for asset impairment charges related to, among others, intangible assets, including trademarks and goodwill, in particular the impairment charges related to the carrying value of the company’s Vitamins, Minerals and Supplements business and the divestiture of and related loss on sale from our operations in Argentina; and the ability to complete announced transactions and, if completed, integration costs and potential contingent liabilities related to those transactions; the accuracy of the company’s estimates and assumptions on which its financial projections, including any sales or earnings guidance or outlook it may provide from time to time, are based; risks related to increases in the estimated fair value of The Procter & Gamble Company’s interest in the Glad business; the performance of strategic alliances and other business relationships.

The company’s forward-looking statements in this press release are based on management’s current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this press release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Non-GAAP Financial Information
This press release contains non-GAAP financial information related to adjusted EPS. Adjusted EPS is defined as diluted earnings per share that excludes or has otherwise been adjusted for significant items that are nonrecurring or unusual. The income tax effect on non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. Adjusted EPS is supplemental information that management uses to help evaluate the company’s historical and prospective financial performance on a consistent basis over time. Management believes that by adjusting for certain items affecting comparability of performance over time, such as the pension settlement charge, incremental costs related to the cyberattack, asset impairments, charges related to the streamlined operating model, charges related to the digital capabilities and productivity enhancements investment, significant losses/(gains) related to acquisitions or dispositions, and other nonrecurring or unusual items, investors and management are able to gain additional insight into the company’s underlying operating performance on a consistent basis over time. However, adjusted EPS may not be the same as similar measures provided by other companies due to potential differences in methods of calculation or differences in which items are incorporated into these adjustments.

Clorox Media Contact:
corporate.communications@clorox.com

Clorox Investor Relations Contact:
investorrelations@clorox.com

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